SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 14, 2002
                                                  ----------------

                                Wentworth I, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                        333-60468              84-1581369
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(State or other jurisdiction of   (Commission File Number)    (IRS Employer
      incorporation)                                         Identification No.)


      650 So. Cherry Street, Suite 420
                Denver, CO                                     80246
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 (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:    (303) 320-1870
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                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 7. Financial Statements and Exhibits.

(c)  Exhibits:

     The following exhibits are submitted as part of this report:

     99.1 Certification of the Company's Principal Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     99.2 Certification of the Company's Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9. Regulation FD Disclosure.

On August 14, 2002, Wentworth I, Inc., a Delaware corporation, filed a Form 10-QSB for the quarterly period ended June 30, 2002 (the "Form 10-QSB"). In connection with such filing, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the certifications to accompany the Form 10-QSB are submitted as Exhibits 99.1 and 99.2 attached hereto.


                                      -2-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WENTWORTH I, INC.


Date: August 14, 2002                   By: /s/ Kevin R. Keating
      ---------------                       ------------------------------
                                            Name:  Kevin R. Keating
                                            Title: President and Director



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                                INDEX TO EXHIBITS


Exhibit No.    Description
-----------    -----------

99.1 Certification of the Company's Principal Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002

99.2 Certification of the Company's Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002